UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2009

Morgans Hotel Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Definitive Agreement.

On October 14, 2009, Morgans Group LLC, the operating company of Morgans Hotel Group Co. (the “Company”), Henry Hudson Senior Mezz LLC, as borrower, and Concord Real Estate CDO 2006-1, Ltd., as lender, entered into a Forbearance and Waiver Agreement in connection with the mezzanine loan on the Company’s Hudson Hotel property in New York City (the “Agreement”). The material terms of the Agreement are described in the Company’s press release dated October 15, 2009, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

A copy of the Agreement will be filed as an exhibit to the Company’s annual report on Form 10-K for fiscal year ended December 31, 2009. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 15, 2009, regarding the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: October 19, 2009	By:	/s/ Richard Szymanski
Richard Szymanski Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 15, 2009, regarding the Agreement.